

$\frac{R^2}{A} \rightarrow V^+$
Standing Out

Southwestern Energy Company

Presentation to

RBC Capital Markets
North American Energy Conference

November 13, 2002

NYSE: SWN

The ***Right People*** doing the ***Right Things***, wisely investing the cash flow from the underlying ***Assets*** will create ***Value +***.

$$\frac{R^2}{A} \rightarrow V^+$$

The ***Right People*** doing the ***Right Things***,


$\frac{R^2}{A} \rightarrow V^+$

The ***Right People*** doing the ***Right Things***,
wisely investing the cash flow from the underlying ***Assets***





R^2
A
V^+





3.00
2.50
2.00
1.50
1.00
0.50
Cash Flow ($/Mcfe)
NFX SWN CHK EOG NBL DVN XTO COG OEI BR VPI PXD WRC

The ***Right People*** doing the ***Right Things***, wisely investing the cash flow from the underlying ***Assets*** will create ***Value +***.




PVI
R2
A
V+




Cash Flow ($/Mcfe)
3.00
2.50
2.00
1.50
1.00
0.50
NFX SWN CHK EOG NBL DVN XTO COG OEI BR VPI PXD WRC

Southwestern Energy Company


Anadarko Basin
Arkoma Basin
Permian
Basin
East Texas
(Overton Field)
Gulf Coast
Gas Distribution
Ozark Pipeline

2001 Reserves: 402.0 Bcfe, 90% Gas
Shares Outstanding: 25.7 MM
52-Week Range: $9.64 - $15.19
Debt Ratings: BBB (S&P)
Ba2 (Moody's)

2001 Segment Contributions



Operating Income
$57.8 MM
84%
12%
4%
Cash Flow
$112.7 MM
86%
12%
2%
Assets
$743.1 MM
71%
23%
6%
Capital Investments
$106.1 MM
93%
5%
2%
Exploration & Production
Gas Distribution
Marketing & Other

Note: Cash Flow is before changes in working capital.

Cash Flow per Mcfe - SWN is Competitive

Cash Flow per Mcfe of Production

(3 year average)



Cash Flow ($/Mcfe)
3.00
2.50
2.00
1.50
1.00
0.50
NFX SWN CHK EOG NBL DVN XTO COG OEI BR VPI PXD WRC

Cash Flow per Mcfe of Reserves

(3 year average)



Cash Flow ($/Mcfe)
0.50
0.40
0.30
0.20
0.10
0.00
NFX SWN EOG CHK OEI NBL DVN BR XTO COG WRC PXD VPI

Notes: All data as of December 31, 1999, 2000 and 2001. Cash Flow defined as Cash Flow from Operations before changes in working capital.
BR - Burlington Resources, CHK - Chesapeake Energy, COG - Cabot Oil & Gas, DVN - Devon Energy, EOG - EOG Resources, NFX - Newfield Exploration, NBL - Noble Affiliates, OEI - Ocean Energy, PXD - Pioneer Natural Resources, VPI - Vintage Petroleum, WRC - Westport Resources, XTO - XTO Energy.

Key Developments - Organic Growth

1999

- Positive E&P results.
  - Reserve additions of 49 Bcfe replaced 150% of production at $1.20 per Mcfe.*
  - First success in Gulf Coast exploration (Gloria).
  - Developed excellent inventory of internally-generated exploration prospects.

2000

- Strong E&P results.
  - Reserve additions of 70 Bcfe replaced 196% of production at $0.99 per Mcfe.*
  - Production increased over 8% from 1999 levels.
  - Two meaningful discoveries in South Louisiana (N. Grosbec, Havilah).
- Arkansas Supreme Court upheld jury verdict and judgment of $109 million.

2001

- Record E&P results.
  - Reserve additions of 89 Bcfe replaced 224% of production at $1.11 per Mcfe.*
  - Production increased 11% from 2000 levels.
  - Three exploration discoveries in South Louisiana (Malone, Horeb, Crowne).
- Drilled 15 wells at Overton. Well performance exceeded expectations.
- Reduced long-term debt by $46 million.

* Excludes reserve revisions.

E&P Results - Standing Out

For the Periods Ended December 31


Production (Bcfe)
32.9
35.7
39.8
1999
2000
2001
Reserve Replacement
150%
196%
224%
1999
2000
2001
Reserve Additions (Bcfe)
49.3
70.1
89.3
1999
2000
2001
F&D Cost ($/Mcfe)
$1.20
$0.99
$1.11
1999
2000
2001

Note: Reserve data excludes reserve revisions.

Objectives

Primary

- **Maximize the net present value of the enterprise.**
  - *Invest in the highest PVI projects.*
  - *In 2002, add $1.30 to $1.50 of discounted value for each dollar invested.*
  - *Maximize cash flow to fund E&P program and pay down debt.*

Secondary

- **Over a multi-year program, achieve 10% annual growth in production.**

- **Reduce debt-to-total capital ratio over time to 50%.**

What is PVI?

PVI

= Present Value Added per Dollar Invested

$$= \frac{PV_{10}}{\text{Investment}}$$

$$= \frac{PV_{10}((\text{Price} * \text{Mcfe}) - (\text{Cost} * \text{Mcfe}))}{\text{Investment}}$$

E&P Assets and Strategy - Organic Growth


Mid-Continent
Reserves - 36.6 Bcfe (9%)
Production - 2.8 Bcfe (7%)
Arkoma
Reserves - 186.0 Bcfe (46%)
Production - 22.3 Bcf (56%)
2002 Capital - $18.5 MM (23%)
East Texas
Reserves - 57.6 Bcfe (14%)
Production - 2.3 Bcf (6%)
2002 Capital - $32.1 MM (39%)
Texas/New Mexico
Reserves - 79.4 Bcfe (20%)
Production - 7.6 Bcfe (19%)
2002 Capital - $9.5 MM (12%)
South Louisiana
Reserves - 42.4 Bcfe (11%)
Production - 4.8 Bcfe (12%)
2002 Capital - $21.2 MM (26%)

Arkoma Basin

Arkoma Basin	3-Year Avg Results
Reserve Replacement:	96%
LOE Cost (incl. Taxes) ($/Mcf):	$0.26
F&D Cost ($/Mcf):	$1.05



OK
AR
Fairway
Haileyville
Success: 13/20
Net EUR: 9.7 Bcf
F&D/Mcf: $.74
Oklahoma
Arkansas
Ranger Anticline
Success: 10/14
Net EUR: 12.4 Bcf
F&D/Mcf: $.69

Overton Field - Multi-Year Drilling Program


TX
South Overton
Farm-In Acreage
- 5,800 Acres

Overton Field Drilling Potential

	# Wells @ 80s	Net Reserve Potential
Year-End 2001	31	58
2002 Drilling	18	33*
Future Development	76	137*
TOTAL	125	228

* Estimated gross reserves of 2.3 Bcfe per well.
Note: Excludes South Overton farm-in acreage.

Overton Field Gross Production Rate


MMcfe/d
25.0
20.0
15.0
10.0
5.0
0.0
Jun 00
Dec 00
Jun 01
Dec 01
Jun 02

South Louisiana Exploration



Horeb
Havilah
North Grosbec
Gloria
Crowne
Chenier (2)
Duck Lake
Malone
Current Prospect
Discovery
3-D Project Area

- Recent Gulf Coast success: 8 successful wells out of last 14 drilled.
- Current gross production from discoveries: 46 MMcfe per day (9 MMcfe per day net to SWN).
- Exploration inventory with net reserve potential of 225 Bcfe through 2nd quarter of 2003.
- Currently processing seismic data for Duck Lake 3-D project.

Exploration Potential - 225 Net Bcfe

Prospect Name	Operator	Spud Date	Working Interest	Depth	Objective	Gross Res. Potential (Bcfe)	Net Res. Potential (Bcfe)
Arkoma Basin							
Midway	SWN	4Q	60.0%	11,400	Atoka	39.0	20.5
Permian Basin							
N. Roepke	SWN	Producing	88.0%	8,100	Devonian	3.0	2.0
Birds of Prey	SWN	Evaluating	100.0%	5,000	Cherry Canyon	6.0	5.0
High Lonesome	SWN	Prod/Eval	25.0%	11,000	Morrow	15.0	3.0
Gaucho Deep	Devon	1Q 2003	50.0%	15,000	Devonian	30.0	12.0
Gulf Coast							
Crowne	SWN	Prod/Eval	40.0%	13,500	Planulina	35.0	10.1
Tulleymore	SWN	Dry	40.0%	12,500	Planulina	-	-
Bushmills	SWN	Dry	70.0%	15,200	Planulina	-	-
W. Grand Chenier	Ballard	Completing	25.7%	6,700	Big hum	2.0	0.4
Middle Chenier	Ballard	Completing	25.7%	13,500	Planulina	6.0	1.1
SE Grand Lake	Ballard	Dry	25.7%	14,000	Planulina	-	-
Little Chenier Bayou	Ballard	Drilling	25.7%	11,000	Siph D	35.0	6.7
W. Grand Chenier Deep	Ballard	4Q	25.7%	12,500	Siph D	40.0	7.6
Piedmont	SWN	Drilling	62.5%	13,300	Planulina	28.3	14.0
Jericho	SWN	1Q 2003	35.0%	14,200	Frio	72.0	18.9
Shiloh	SWN	1Q 2003	62.5%	13,500	Planulina	164.0	79.9
Ben Nevis	SWN	2Q 2003	50.0%	12,900	Miocene	45.0	16.0
Tigris	SWN	2Q 2003	50.0%	13,600	Frio	74.0	27.8
					Total Reserve Potential	594.3	224.9

Forward-Looking Statement

E&P Capital Investments



100
80
60
40
20
0
($ Millions)
$59.0
$69.2
$85.5 (1)
$81.3
1999
2000
2001
2002
Budget
Property Acquisitions
Capitalized Expenses
Leasehold & Seismic
Development Drilling
Exploration Drilling



Arkoma
23%
Permian
12%
East Texas
39%
South
Louisiana
26%

(1) Net of $13.5 million reimbursement from Overton Field partnership.

Outlook for 2002

- **Targets**:
  - Production target of 40 - 41 Bcfe in 2002.
  - Excess cash flow goes toward long-term debt reduction.

NYMEX Commodity Price Assumptions

	$2.25 Gas $21.00 Oil	$3.00 Gas $21.00 Oil	$3.50 Gas $21.00 Oil	$3.75 Gas $21.00 Oil
Earnings	$10 MM	$15 MM	$19 MM	$21 MM
EPS	$.40	$.60	$.73	$.80
Cash Flow	$76 MM	$85 MM	$91 MM	$95 MM
CFPS	$3.00	$3.30	$3.50	$3.67
EBITDA	$97 MM	$106 MM	$112 MM	$116 MM

Forward-Looking Statement

Gas Hedges in Place Through 2003

Period	Hedged Volumes	Avg. Floor Price
2002	28.0 Bcf	$3.10/Mcf
2003	27.4 Bcf	$3.28/Mcf
2004	7.2 Bcf	$3.58/Mcf


MMcf
10,000
8,000
6,000
4,000
2,000
0
1Q 2002
$4.00/$4.72 1.5 Bcf
$2.91 1.5 Bcf
$2.89 1.5 Bcf
2Q
$2.25/$3.00 1.5 Bcf
$4.00/$4.72 1.5 Bcf
$2.49 1.5 Bcf
$2.78 1.0 Bcf
$2.91 1.5 Bcf
$2.89 1.5 Bcf
3Q
$2.50/$3.75 1.0 Bcf
$2.25/$3.00 1.5 Bcf
$4.00/$4.72 1.5 Bcf
$2.91 1.5 Bcf
$2.89 1.5 Bcf
4Q
$3.25/$5.10 1.0 Bcf
$4.00/$4.72 1.5 Bcf
$4.24 .6 Bcf
$4.09 .9 Bcf
$2.91 1.5 Bcf
$2.89 1.5 Bcf
1Q 2003
$3.25/$5.05 1.5 Bcf
$3.00/$4.75 1.0 Bcf
$3.00/$4.65 1.0 Bcf
$4.29 1.4 Bcf
$3.18 .75 Bcf
$3.20 1.5 Bcf
2Q
$3.25/$5.05 1.5 Bcf
$3.00/$4.75 1.0 Bcf
$3.00/$4.65 1.0 Bcf
$3.92 1.1 Bcf
$3.18 .75 Bcf
$3.20 1.5 Bcf
3Q
$3.25/$5.05 1.5 Bcf
$3.00/$4.75 1.0 Bcf
$3.00/$4.65 1.0 Bcf
$3.99 .9 Bcf
$3.18 .75 Bcf
$3.20 1.5 Bcf
4Q
$3.25/$5.05 1.5 Bcf
$3.00/$4.75 1.0 Bcf
$3.00/$4.65 1.0 Bcf
$4.16 .7 Bcf
$3.18 .75 Bcf
$3.20 1.5 Bcf
NYMEX
Fixed Price
Collar

Note: Southwestern also has approximately 280,000 barrels of oil hedged at a fixed WTI price of $20.07 per barrel in 2002 and 240,000 barrels of oil hedged at a fixed WTI price of $25.40 per barrel in 2003.

The Right People Doing the Right Things



PVI ($/$)
F&D ($/Mcfe)
Reserve Replacement (%)
$2.50
$2.00
$1.50
$1.00
$0.50
250%
200%
150%
100%
50%
New Management
New E&P Team
New Strategy
1997
1998
1999
2000(1)
2001
F&D Cost
Reserve Replacement
PVI

Note: PVI metrics calculated using pricing in effect at year-end (except for 2000 which was calculated at $3.00 per Mcf natural gas price). All metrics calculated exclude reserve revisions.

The Road to V^+

- **Invest in the Highest PVI Projects.**
- **Maximize Cash Flow.**
- **Stay the Course with Our Balanced Strategy.**
- **Build on Exploration Success.**
- **Reduce Debt with Excess Cash Flow.**
- **Deliver the Numbers.**
  - **Production and Reserve Growth.**
  - **Add Value for Every Dollar Invested.**
- **Continue to Tell Our Story.**

Forward-Looking Statements

All statements, other than historical financial information, may be deemed to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Although the Company believes the expectations expressed in such forward-looking statements are based on reasonable assumptions, such statements are not guarantees of future performance and actual results or developments may differ materially from those in the forward-looking statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements herein include, but are not limited to, the timing and extent of changes in commodity prices for gas and oil, the timing and extent of the Company's success in discovering, developing, producing, and estimating reserves, property acquisition or divestiture activities that may occur, the effects of weather and regulation on the Company's gas distribution segment, increased competition, legal and economic factors, governmental regulation, the financial impact of accounting regulations, changing market conditions, the comparative cost of alternative fuels, conditions in capital markets and changes in interest rates, availability of oil field services, drilling rigs, and other equipment, as well as other factors beyond the Company's control.

APPENDIX

Financial and Operational Summary

	9 Months Ending September 30, 2002	9 Months Ending September 30, 2001	Year Ended 2001	Year Ended 2000(1)	Year Ended 1999
	($ in millions, except per share amounts)				
Revenues	$188.8	$272.5	$344.9	$363.9	$280.4
EBITDA	74.9	103.4	134.9	103.8	76.7
Net Income	9.8	27.9	35.3	20.5	9.9
Cash Flow (2)	58.9	86.4	112.7	82.4	60.8
Diluted EPS	$0.37	$1.09	$1.38	$0.82	$0.40
Diluted CFPS	$2.26	$3.38	$4.40	$3.29	$2.44
Production (Bcfe)	30.6	29.3	39.8	35.7	32.9
Avg. Gas Price ($/Mcf)	$2.89	$3.97	$3.85	$2.88	$2.21
Avg. Oil Price ($/Bbl)	$20.87	$24.67	$23.55	$22.99	$17.11
Finding Cost ($/Mcfe)(3)			$1.11	$0.99	$1.20
Reserve Replacement (%)(3)			224%	196%	150%

(1) Before the effects of unusual and extraordinary items.
(2) Cash Flow is before changes in working capital.
(3) Excluding reserve revisions.

U.S. Gas Consumption and Sources



Bcf/Year
25,000
20,000
15,000
10,000
5,000
0
U.S. Gas Production
Basically Flat Since 1994
1975
1980
1985
1990
1995
2000
U.S. Gas Consumption
U.S. Gas Production
Net Imports

Source:
EIA

U.S. Electricity Consumption on the Rise


325
310
295
280
265
250
235
90
91
92
93
94
95
96
97
98
99
00
01
02
Billion Kilowatt Hours Per Month

Source: Edison Electric Institute

NYMEX Gas Prices


$/Mcf
$10.50
$9.00
$7.50
$6.00
$4.50
$3.00
$1.50
$0.00
Two Years Ago
Year Ago
Current
2000
2001
2002

Source:
Bloomberg

U.S. Gas Drilling


Rigs Drilling for Gas
1,200
1,000
800
600
400
200
88
89
90
91
92
93
94
95
96
97
98
99
00
01
02

Source: Baker Hughes

West Texas Intermediate Oil Prices


$/Bbl
$40.00
$35.00
$30.00
$25.00
$20.00
$15.00
Two Years Ago
Year Ago
Current
2000
2001
2002

Source: Bloomberg

Oil and Gas Price Comparison



$/Bbl
$/MMBtu
60.00
48.00
36.00
24.00
12.00
0.00
10.00
8.00
6.00
4.00
2.00
0.00
Henry Hub
Natural Gas
(Right Scale)
WTI Crude
(Left Scale)
1994
1995
1996
1997
1998
1999
2000
2001
2002

Source:
Bloomberg